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IDS Global Series, Inc.
File No. 33-25824/811-5696

                                            EXHIBIT INDEX

Exhibit 5 (a):        Copy of Investment Management Services Agreement
                      between IDS Global Series, Inc., on behalf of IDS
                      Global Bond Fund and IDS Global Growth Fund and
                      American Express Financial Corporation, dated March
                      20, 1995.

Exhibit 5 (b):        Copy of Investment Management Services Agreement
                      between IDS Global Series, Inc., on behalf of IDS
                      Global Balanced Fund and American Express Financial
                      Corporation, dated November 13, 1996.


Exhibit 6 (a):        Copy of Distribution Agreement between IDS Global
                      Series, Inc., on behalf of IDS Global Bond Fund and
                      IDS Global Growth Fund and American Express
                      Financial Advisors Inc., dated March 20, 1995.

Exhibit 6 (b):        Copy of Distribution Agreement between IDS Global
                      Series, Inc., on behalf of IDS Emerging Markets
                      Fund, IDS Global Balanced Fund and IDS Innovations
                      Fund and American Express Financial Advisors Inc., dated November 13, 1996.

Exhibit 8(a): Copy of Custodian Agreement between between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund and American Express Trust Company, dated March 20, 1995.

Exhibit 8(b): Copy of Custodian Agreement between between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund and IDS Innovations Fund and American Express Trust Company, dated November 13, 1996.

Exhibit 8(d): Copy of Addendum to the Custodian Agreement between IDS Emerging Markets, IDS Innovations Fund, American Express Trust Company and American Express Financial Corporation dated November 13, 1996.

Exhibit 8(e): Copy of Addendum to the Custodian Agreement between IDS Global Series, Inc. on behalf on IDS Global Bond Fund and IDS Global Growth Fund, American Express Trust Company and American Express Financial Corporation dated May 13, 1996.

Exhibit 9(a): Copy of Transfer Agency Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund and American Express
                      Financial Corporation, dated March 20, 1995.

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Exhibit 9(b):         Copy of Transfer Agency Agreement between IDS Global
                      Series, Inc., on behalf of IDS Emerging Markets
                      Fund, IDS Global Balanced Fund and IDS Innovations Fund and American Express Financial Corporation, dated November 13, 1996.

Exhibit 9(d): Copy of Shareholder Service Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund and American Express Financial Advisors Inc., dated March 20, 1995.

Exhibit 9(e): Copy of Shareholder Service Agreement between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund and IDS Innovations Fund and American Express Financial Advisors Inc., dated November 13, 1996.

Exhibit 9(f): Copy of Administrative Services Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund and American Express Financial Corporation, dated March 20, 1995.

Exhibit 9(g): Copy of Administrative Services Agreement between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund and IDS Innovations Fund and American Express Financial Corporation, dated November 13, 1996.

Exhibit 9(h): Copy of Agreement and Declaration of Unitholders between IDS Emerging Markets Fund Inc. and
                      Strategist Emerging Markets Fund dated November 13,
                      1996.

Exhibit 9(i): Copy of Agreement and Declaration of Unitholders between IDS Innovations Fund Inc. and Strategist World Technologies Fund dated November 13, 1996.

Exhibit 9(j): Copy of Agreement and Declaration of Unitholders between IDS Global Series, Inc. on behalf of IDS Global Bond Fund and Strategist World Fund, Inc. on behalf of Strategist World Income Fund dated May 13, 1996.

Exhibit 9(k): Copy of Agreement and Declaration of Unitholders between IDS Global Series, Inc. on behalf of IDS Global Growth Fund and Strategist World Fund, Inc. on behalf of Strategist World Growth Fund dated May 13, 1996.

Exhibit 11:           Independent Auditors' Consent.

Exhibit 15(a): Copy of Plan and Agreement of Distribution between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund and American Express Financial Advisors Inc., dated March 20, 1995.

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Exhibit 15(b):        Copy of Plan and Agreement of Distribution between
                      IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund and IDS Innovations Fund and American Express Financial Advisors Inc., dated November 13, 1996.

Exhibit 17:           Financial Data Schedule.

Exhibit 19(c):        Trustees Power of Attorney dated April 11, 1996.

Exhibit 19(d):        Officers' Power of Attorney dated April 11, 1996.